UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09973

Excelsior Venture Investors III, LLC

(Exact name of registrant as specified in charter)

225 High Ridge Road Stamford,	CT 06905

(Address of principal executive offices)	(Zip code)

Robert F. Aufenanger

U.S. Trust Company, N.A.

225 High Ridge Road

Stamford, CT 06905

(Name and address of agent for service)

Registrant’s telephone number, including area code: 203-352-4400

Date of fiscal year end: October 31, 2004

Date of reporting period: October 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

EXCELSIOR

VENTURE INVESTORS III, LLC

ANNUAL REPORT

October 31, 2004

LETTER TO MEMBERS

Dear Members,

We are pleased to present the 2004 annual report for Excelsior Venture Investors III, LLC, which is substantially invested in Excelsior Venture Partners III, LLC (the “Fund”), for the fiscal year ended October 31, 2004.

The past year’s data has shown signs of a venture capital recovery, albeit somewhat muted. The sector has seen its first period of sustained growth — both in liquidity and investing — since the technology collapse in 2000. For the first nine months of 2004, venture capital investments totaled $15.3 billion, as compared to $13.3 billion in 2003. At the current pace, 2004 investment totals are expected to exceed 2003’s $18.7 billion total. Venture-backed companies raised $4.4 billion in 2004, a comparatively modest sum; however, the highest level in nearly three years. An increased number of exits (either through mergers and acquisitions or initial public offerings) sparked renewed institutional interest while helping venture capitalists rebuild their confidence. IPO exits in 2004 were dominated by healthcare companies; exits from the healthcare sector claimed 39 of the 68 venture-backed IPO completions.

The Fund’s portfolio construction was complete as of October 31, 2004 and the Fund has entered into its “harvest stage”, where it will remain for the next few years. During the past year, the Fund saw two of its portfolio companies, NetLogic Microsystems, Inc. and Senomyx, Inc., successfully complete their initial public offerings. In March, 2004, the Fund made a $3.5 million capital commitment to Chips & Systems, Inc., a developer of integrated circuit technology. In June 2004, the Fund made a $3 million capital commitment to Sevin Rosen IX, L.P., a venture capital fund. In July of 2004, Gyration entered into a merger agreement and was subsequently sold to Thompson, the world leader in integrated solutions for the entertainment and media industries. The Fund received total proceeds of $8.1 million from the sale. In August 2004, the Fund received $6.9 million in cash and the remainder will be held in escrow for up to one year.

At the end of the Fund’s fourth quarter, the portfolio consisted of 21 direct investments valued at $64.8 million, and 9 LP investment commitments valued at $5.5 million. The Fund made $1.4 million in direct and follow-on investments in the fourth quarter. At October 31, 2004 the Fund’s net asset value (NAV) stood at $393.21 per unit, down 5.2% from its $414.82 per unit at the end of 2003. The decrease in the Fund’s net asset value can primarily be attributed to unrealized valuation changes in many of the Fund’s portfolio companies. The portfolio currently holds a number of high-potential deals which we expect to mature and show results over the next few years.

When considering venture capital fund returns, it is important to note the following: 1) the first five to six years give little to no real indication of a fund’s final returns; 2) the annual return of a fund over any given year is inconsequential; and 3) the internal rate of return over its life is the true measure of a fund’s success.

While the selection of LP investments is expected to have a positive return effect on overall Fund performance, at this point in the investment phase there has been an overall decrease in the valuation of the LP investments. Because venture capital investments often take several years to mature, the impact of potential realizations (i.e., through public stock offerings or M&A transactions) and subsequent distributions of cash or stock to investors may not favorably impact a fund’s returns for the first few years. As such, the Fund’s overall NAV in its early years has been negatively impacted by the “J-curve” effect in its LP investments, which is typical of private equity funds in their nascent years. The J-curve is defined as a private equity fund’s initial negative performance due to the necessity of paying the management fee and start-up costs out of the early drawdowns. Performance is also often negatively impacted by early write-offs, as venture capitalists try to stem their losses on poorly performing companies in order to channel more assets into their potential “winners”. However, when realizations are eventually made, the fund returns start to rise. After approximately 5 to 7 years, the interim IRR will give a reasonable indication of definitive IRR. This period is generally shorter for buyout funds than for early-stage/expansion funds.

As with our LP investments, the Fund’s direct investments have felt the impact of the J-curve. The Fund has taken action to stem losses and has sold or written-off portfolio companies that have not shown as much promise as once thought. The result leaves what we believe are a portfolio of many potentially high-achieving companies. While these potential “winners” may not have yet emerged, we anticipate that, with the necessary amount of time, we will reap the benefits as some of these “winners” blossom in the years ahead.

Looking forward, and as the portfolio remains in its harvest stage, we intend to continue to direct the Fund’s resources toward those companies we believe have the greatest potential for successful exits, while minimizing the resources allocated to those investments with limited potential to succeed. In some cases, these distinctions are subtle and are subject to judgment, especially with the pronounced business volatility of the technology sector.

We are optimistic about the long-term prospects of our direct investment portfolio, as well as our selection of fund investments. Overall, we believe the portfolio is well-positioned to create value for our investors as it enters into its harvest stage. The Fund’s private, public and third-party investments are summarized below.

(a)	This amount represents money market instruments held to fund follow-on investments in private companies and operational expense requirements of the Fund.
(b)	This amount represents money market instruments held to meet contractual commitments to Private Investment Funds.

Investments Held — Private

•	Archemix Corporation

Description: seeks to discover aptamer-based therapeutics in the inflammation and oncology areas using proprietary selected nucleic acid technology. The company expects to have its first product in clinical trials in 2004. In 2003, the company brought on a world class biotechnology entrepreneur, Errol De Souza, to further advance the company’s development.

2004 Activity: Cardiac drug Nuvelo’s development continues to progress and is currently (as of mid-December 2004) in a Phase I safety trial. The company expects to file several New Drug Applications (NDA) for newly developed classes of drugs. These drugs use aptamers to treat chronic diseases in the cardiac, pain and opthamology areas.

Investment: The Fund’s investment was staged into four tranches. The first tranche of $0.6 million was invested in August 2002 and the second tranche of $0.7 million was drawn in January 2003. In the 2004 fiscal year, a third tranche of $0.7 million was invested in November 2003. The fourth tranche of $0.2 million was drawn in March 2004. Schroder Ventures Life Sciences, Atlas Venture, Prospect Venture Partners, Care Capital, MDS Capital, and POSCO Bio Venture also invested in Archemix.

•	Chips & Systems

Description: Chips & Systems, founded in 2004, is positioned to lead the first significant integrated circuit (IC) technology development to market in 15 years. CHIPS is designing and developing the revolutionary “adaptive silicon platform”; the ideal IC solution for the high-growth multimedia market. Managed by a team of professionals, CHIPS will launch adaptive silicon hardware platforms enabled by unique computing technology architecture. The CHIPS platforms offer greater flexibility, higher performance, low power, a faster time-to-market and a substantial lowering of cost for new, state-of-the-art, feature-rich products.

2004 Activity: The company was founded by industry veteran Gordon Campbell on July 6, 2004. Its headquarters were established in Santa Clara, CA.

Investment: The Fund invested $3.5 million in March, 2004 in the Series A preferred round of financing.

•	Datanautics, Inc.

Description: Developer and marketer of web analytics and data management software that provides detailed information about visitors on corporate or commercial websites, including paths taken and usage behavior. The company has over forty active customers including Citibank, Knight Ridder, and Macy’s.

2004 Activity: The company has expanded its offerings to online fraud management and Web forensics as a growth strategy. The company released a new product to the financial services industry in Dec 2004 and currently is in beta testing with select customers.

Investment: The Fund invested $0.5 million in August 2003 and $3.5 million in September 2003.

•	Ethertronics, Inc.

Description: Developer and manufacturer of embedded antennas for personal mobile devices. Its internal antenna technologies significantly enhance the signal quality, increase the range, and help extend the battery life of mobile devices. Embedded antennas are used by mobile phone, PDA, laptop, GPS, Bluetooth and Wireless LAN device manufacturers.

2004 Activity: The company has set up a new design center in Korea and is establishing some manufacturing capabilities in China. It has also completed beta testing of its next-generation antenna technologies that will improve performance up to 2x, as compared to current solutions. These new technologies are expected to be launched in the first quarter of 2005.

Investment: The Fund initially invested $3.5 million in June 2001, and invested an additional $1.2 million in the company in September 2002 and $1.0 million in July 2003. A follow-on investment of $1 million was added in May 2004. Sevin Rosen is a co-investor in Ethertronics.

•	Genoptix, Inc.

Description: Developer of a breadth of services that focus on the challenges faced after a cancer diagnosis to make optimal treatment decisions and monitor disease.

2004 Activity: Genoptix’ personalized medicine initiative is building sales traction. The medical profession has lauded the company’s personalized chemotherapy treatment of patients with blood borne cancers, as the product has given better treatment and better outcomes.

Investment: The Fund invested $2.5 million in December 2001 and has invested an additional $0.4 million in July 2003 and $0.3 million in September 2003. In the 2004 fiscal year, two add-on investments were made in December 2003 ($.5 million) and August 2004 ($.3 million). Other investors include Alliance Technology Ventures, Enterprise Partners, Lotus Biosciences Investment Holdings, and Tullis-Dickerson & Co., Inc.

•	LightConnect, Inc.

Description: Designer and manufacturer of MEMS (micro electro-mechanical systems) components for optical networks. LightConnect’s product is meeting the need for configurability in optical networks by enabling rapid dynamic bandwidth and circuit provisioning.

2004 Activity: The company is on target to at least double its revenues from 2003 and is considered to be the market leader in the VOA product lines. Customers of the company are large communications, networking and service providers in the United States, Europe and Asia.

Investment: The Fund invested $5.0 million in LightConnect in July 2001 and made a $1.0 million follow-on investment in December 2002. The other investors in LightConnect are Sevin Rosen, Incubic, Morgenthaler, and US Venture Partners.

•	LogicLibrary, Inc.,

Description: Provider of software and services that help enterprises develop better software applications and integrate them faster. The company’s patent-pending technology provides software development organizations with comprehensive, intuitive tools for effectively and efficiently capturing, understanding, leveraging and managing their software development assets.

2004 Activity: Most notable among the company’s customer wins this year was the signing of a license to implement LogicLibrary program Logidex within IBM’s Software Development Group. In September, Logic Library announced its acquisition of BugScan, Inc., an affiliate of HBGary, LLC. BugScan’s breakthrough technology enables developers to easily conduct security scans on an application’s binaries without requiring the source code.

Investment: The Fund invested $2.0 million in LogicLibrary in January 2002 and invested an additional $0.7 million in August 2003. In May 2004, the Fund made a follow-on investment of $.7 million. Birchmere Ventures, Novak Biddle Venture Partners, and The Future Fund also invested in the company.

•	Monterey Design Systems, Inc.

Description: Developer of advanced physical design software solutions for the semiconductor industry. Leading semiconductor companies have adopted Monterey’s products to dramatically increase their design productivity.

2004 Activity: In the fourth quarter of 2004, the company entered into a strategic sale with one of the largest Electronic Design Automation (“EDA”) vendors in the industry, whereby Monterey will become part of the larger entity in providing EDA tools to semiconductor companies.

Investment: The Fund invested $3.0 million in the company in December 2001, and made a follow-on investment in the amount of $4.8 million in the company in June 2003. Other investors include Sevin Rosen Funds, US Venture Partners, Rho Capital Partners, Vertex Partners, Information Technology Ventures, and LSI Logic.

•	NanoOpto Corporation

Description: Designer and manufacturer of integrated optical components using nanotechnology manufacturing technology platforms. The company is replacing today’s discrete, costly, space-hungry bulk optics with a coherent family of functional optical building blocks called Modular Nano-Optics.

2004 Activity: The company is ramping up sales to meet the orders generated from large consumer electronics, cell phones and display manufacturers. The company recently hired a VP of Operations to help with building the firm’s manufacturing, testing and supply chain capabilities.

Investment: The Fund initially invested $2.0 million in NanoOpto in October 2001, and has followed on with two additional $0.2 million investments in March 2002 and September 2003. Four follow-on investments totaling $1 million were made in the 2004 fiscal year. Bessemer Venture Partners, Morgenthaler, and New Enterprise Associates are co-investors in NanoOpto.

•	OpVista, Inc.

Description: Develops, markets and manufactures Dense Wavelength Division Multiplexing (DWDM)-based optical networking equipment for deployment in long haul, regional metro networks carriers, and cable companies. OpVista’s ultra-DWDM products allow service providers to build flexible, scalable, and cost-effective networks while seamlessly integrating legacy networks. The company’s products are being successfully used by Time Warner cable.

2004 Activity: In 2004, the company was selected as a preferred vendor by one of the largest cable service providers and has won business with a number of divisions with other MSOs. Currently the focus is on building the manufacturing capabilities to deliver these orders by the end of the first quarter of 2005. The company has also expanded the management team, hiring a VP of Engineering and VP of Operations to grow the business to the next level.

Investment: The Fund invested $4.0 million in OpVista in July 2001 and subsequently, a follow-on investment in the amount of $2.5 million was made in September 2003. Sevin Rosen and Incubic are investors in OpVista.

•	Pilot Software, Inc.

Description: Developer and marketer of enterprise business performance management and business intelligence analytics software. Pilot currently has over 400 active customers including several Global 1000 companies such as United States Government GSA, Swiss Life, Nokia, and Noro Nordisk.

2004 Activity: The company launched a new product suite of performance management software (PilotWorks). Pilot also opened up two new channels in Europe, further enhancing their penetration outside of the United States.

Investment: The Fund’s initial investment of $3.0 in May 2002 was followed by a $1.0 million investment in April 2003. The Fund made three follow-on investments totaling $750,000 in 2004. Other investors include G51.

•	Silverback Systems, Inc.

Description: Provider of silicon and software solutions that enable IP-based storage area networks and data center systems.

2004 Activity: The company had a number of design wins with storage and networking vendors and is planning to increase revenues in 2005.

Investment: Initially, the Fund invested $1.4 million in Silverback in February 2002. Subsequent rounds of financing include a $1.5 million follow-on investment in March 2003, a $1.5 million follow-on investment in September 2003 and a $.3 million follow-on investment in April 2004. Other investors include J.P. Morgan Partners, Newbury Ventures, Pitango Venture Capital, and Gemini Israel Funds.

•	Tensys Medical, Inc.,

Description: Tensys Medical, Inc. designs, develops, manufactures, and markets a continuous, non-invasive arterial blood pressure management systems.

2004 Activity: Tensys is set to launch a second-generation product to provide real-time, beat-to-beat blood pressure in surgeries where, currently, a blood pressure cuff is used. This product will give the anesthesiologist better information about the patient’s status, thereby allowing the surgical team to more quickly respond to changes in patient condition — thus providing better surgical outcomes. We expect Tensys to launch this new product in the first quarter of 2005.

Investment: The Fund invested $5.0 million in Tensys in March 2002. A follow-on investment of $1.4 million was made in May 2004. Other investors include Crosspoint Venture Partners, Enterprise Partners, Versant Ventures, and Sofinnova Ventures.

•	Virtual Silicon Technology, Inc.

Description: Supplier of semiconductor intellectual property and process technology to manufacturers and designers of systems-on-chip. Virtual Silicon has licensed and delivered its Silicon Ready® library products to hundreds of customers including semiconductor manufacturers, foundries, ASSP designers, and systems developers.

2004 Activity: The company successfully expanded into low power management market segments and is receiving excellent customer feedback on their new product offerings. Sample customers include large consumer electronics, semiconductor and cell phone manufacturing companies.

Investment: The Fund invested $5.0 million in the company in December 2001. A follow-on investment in the amount of $.1 million was made in October 2004. Infinity Capital, Walden International, Gemini Investors, Pacific Venture Group, and SCP Private Equity Partners are also investors in Virtual Silicon.

Investments Held — Public

•	Adeza Biomedical Corporation

Description: Develops, manufactures, and markets diagnostic products for women’s reproductive healthcare. The company’s primary focus is on proprietary diagnostic tests to help physicians and patients determine the likelihood of pre-term delivery. The company’s product, the ffN test, is considered the “Gold Standard of Care” by the American College of Obstetricians and Gynecologists, and is now used in over 1000 U.S. hospitals.

2004 Activity: As of December, 2004, Adeza has had nine consecutive positive quarters. The company held its IPO on December 10, 2004, settling with a gain of 23.1 percent at $19.70 per share after pricing $16. UBS Investment Bank is the lead underwriter for the IPO. Adeza’s primary business of predictive pre-term delivery continues to grow. The company is developing several other products in order to expand its product platform to other areas, including cancer detection.

Investment: The Fund invested $3.0 million in September 2001. Enterprise Partners and Sprout Asset Management are also investors in Adeza.

•	NetLogic Microsystems, Inc.

Description: Defines, designs, and markets highly differentiated data plane solutions that enable the global infrastructure of networking and optical communications to achieve the highest performance and functionality. NetLogic also provides multi-processor search interfaces and software drivers that accelerate design and development of leading-edge networking equipment.

2004 Activity: In July 2004, the company went public and is currently traded under the NASDAQ symbol NETL.

Investment: The Fund invested $5.0 million in August 2001 in NetLogic Microsystems. Sevin Rosen is a co-investor in NetLogic Microsystems. The Fund’s initial lockup expires in early January 2005.

•	Senomyx, Inc.

Description: Senomyx seeks to be the leader in discovering new and improved proprietary flavor and fragrance molecules for use in a wide range of consumer products. The Company has four strategic collaborations with Coca Cola, Nestle, Kraft Foods, and Campbell Soup.

2004 Activity: The company announced an exclusive five-year discovery and development collaboration with Nestle SA for the discovery and commercialization of novel favor ingredients in the coffee field. The company made several discoveries in the area of novel bitter taste modulators.

Investment: The Fund invested $1.5 million in Senomyx in November 2001. Other investors include Prospect Venture Partners, Rho Ventures, Merrill Lynch, Avalon Ventures, Domain Associates, and Bay City Capital. The Fund’s initial lockup expired on 12/18/04.

Investments Held — Third Party Investment Funds

•	Advanced Technology Ventures VII, L.P. (“ATV”) is a $700 million venture capital fund targeting varied-stage information technology, communications and life sciences companies. As of October 31, 2004, ATV has drawn 38% of the Fund’s $2.7 million capital commitment, and is being carried at a value of $0.7 million.

•	Burrill Life Sciences Capital Fund (“Burrill”) is a $200 million venture capital fund established to invest primarily in innovative, early-stage life science venture opportunities. As of October 31, 2004, Burrill has drawn 32% of the Fund’s $3 million capital commitment, and is being carried at a value of $0.8 million.

•	CHL Medical Partners II, L.P. (“CHL”) is a $125 million venture capital fund targeting start-up and early-stage medical technology and life sciences companies. As of October 31, 2004, CHL has drawn 34% of the Fund’s $2 million capital commitment, and is being carried at a value of $0.5 million.

•	CMEA Ventures VI, L.P. (“CMEA”) is a $100 million venture capital fund targeting both early life science and information technology companies. The Fund committed $3 million in September 2003. As of October 31, 2004, CMEA has drawn 5% of the Fund’s $3 million commitment, and is being carried at $0.1 million.

•	Morgenthaler Venture Partners VII, L.P. (“Morgenthaler”) is an $850 million venture capital fund targeting varied-stage information technology, communications, and health care companies. As of October 31, 2004, Morgenthaler has drawn 45% of the Fund’s $3 million capital commitment, and is being carried at a value of $1.1 million.

•	Prospect Venture Partners II, L.P. (“Prospect”) is a $500 million venture capital fund targeting varied-stage life sciences companies. As of October 31, 2004, Prospect has drawn 48% of the Fund’s $3 million capital commitment, and is being carried at a value of $1.3 million.

•	Sevin Rosen IX, L.P. (“Sevin Rosen”) is a top-tier early-stage venture capital firm, which closed a $305 million venture capital fund dedicated to early-stage technology investments. The Fund committed $3 million to Sevin Rosen; prior to year-end, the Fund contributed capital in the amount of $0.1 million and its investment is being carried at this amount.

•	Tallwood II, L.P. (“Tallwood”) is a $150 million venture capital fund established to invest in attractive early-stage growth companies possessing leading-edge technology in the semiconductor industry. As of October 31, 2004, Tallwood has drawn 25% of the Fund’s $3 million capital commitment, and is being carried at a value of $0.6 million.

•	Valhalla Partners, L.P. (“Valhalla”) is a $200 million venture capital fund established to invest in attractive early-stage venture capital investments in information technology companies in the Mid-Atlantic region. As of October 31, 2004, Valhalla has drawn 10% of the Fund’s $3 million capital commitment, and is being carried at a value of $0.2 million.

Since its inception, the Fund has written off three investments. Ancile Pharmaceuticals (“Ancile”) was a specialized pharmaceutical company focused on the development of prescription botanical drugs. Since the data for a new drug trial did not show clear efficacy, investors chose not to continue funding the company. The Fund invested a total of $3.9 million in Ancile in November 2001. A $2.0 million investment in Cenquest, Inc. (“Cenquest”) was written off due to the company’s changing business model as well as a lack of prospects. Cenquest is an intermediary provider to accredited business and management degree programs to large corporations. MIDAS Vision Systems, Inc. (“MIDAS”), a developer of automated optical inspection systems, was unable to reverse sales declines in 2003. As a result, the Fund wrote off its $5.1 million investment, made in December 2001 and March 2003.

Administrative Matters

As disclosed on Form 8-K filed with the Securities and Exchange Commission on November 29, 2004, on November 23, 2004, the Fund engaged Deloitte & Touche, LLP (“D&T”) as its independent public accountants for the fiscal year ended October 31, 2004, replacing the Fund’s prior independent public accountants, Ernst & Young LLP (“E&Y”).

The Fund also engaged D&T to re-audit the Company’s October 31, 2003 financial statements as a result of concerns regarding E&Y’s independence at the time of the issuance of their report on the Fund’s financial statements, as reported on Form 8-K filed with the Securities and Exchange Commission on November 2, 2004. D&T has completed the re-audit of the Fund’s October 31, 2003 financial statements and has issued their unqualified opinion thereon, and their opinion is included in those financial statements. Please see the Subsequent Event footnote (Note 6) in the footnotes to the financial statements of this report for further information.

We are pleased with the how the portfolio has developed, and its ability to weather the extremely challenging business environment and capital markets of the past few years. As the technology markets emerge from the economic downturn, we are optimistic about the Fund’s prospects and are committed to working toward generating long-term capital appreciation for our Members.

Respectfully submitted,

Douglas Lindgren

President and Chief Executive Officer

I, Doug Lindgren, on behalf of the U.S. Trust Alternative Investments division, certify that: the views expressed in these materials accurately reflect our personal views about the subject securities and issuers and that no part of our compensation was, is or will be related to the specific recommendations or views contained in these materials.

Excelsior Venture Investors III, LLC

Portfolio of Investments October 31, 2004

Units			Value (Note 1)
INVESTMENT PARTNERSHIP — 99.77%
187,409	Excelsior Venture Partners III, LLC (Cost $93,704,499)		$73,691,035

Principal Amount
MONEY MARKET INSTRUMENTS — 0.27%
$100,000	Federal Home Loan Mortgage Corp. Discount Note 1.75%, 11/02/04		99,990
100,000	Caterpillar Finance Commercial Paper 1.73%, 11/10/04		99,952

	TOTAL MONEY MARKET INSTRUMENTS (Cost $199,942)		199,942

TOTAL INVESTMENTS (Cost $93,904,441)		100.04%	73,890,977
OTHER ASSETS & LIABILITIES (NET)		(0.04)%	(27,601)

NET ASSETS		100.00%	$73,863,376

Statement of Assets and Liabilities

October 31, 2004

ASSETS:
Investments (Cost $93,904,441) (Note 1)	$73,890,977
Cash	70,609
Receivable from affiliate (Note 6)	32,775
Other assets	45

Total Assets	73,994,406

LIABILITIES:
Professional fees payable	62,846
Administration fees payable (Note 2)	49,097
Board of Managers’ fees payable (Note 2)	13,000
Management fees payable (Note 2)	43
Other payables	6,044

Total Liabilities	131,030

NET ASSETS	$73,863,376

NET ASSETS consist of:
Paid-in capital	$88,411,616
Unrealized (depreciation) on investments	(14,548,240)

Total Net Assets	$73,863,376

Units of Membership interests outstanding (no par value, 400,000 authorized)	189,809
NET ASSET VALUE PER UNIT	$389.15

See accompanying Notes and attached Financial Statements of Excelsior Venture Partners III, LLC

Excelsior Venture Investors III, LLC

Statement of Operations

For the year ended October 31, 2004

NET INVESTMENT (LOSS) ALLOCATED FROM PORTFOLIO (Note 1):
Interest income	$333,954
Dividend income	9,353
Expenses (net of expense reimbursements of $63,023)	(1,815,093)

Net investment (loss) allocated from Portfolio	(1,471,786)

FUND INVESTMENT INCOME:
Interest income	3,309

Total Fund Investment Income	3,309

FUND EXPENSES:
Administration fees (Note 2)	129,930
Professional fees	57,649
Board of Managers’ fees (Note 2)	13,000
Printing fees	10,519
Management fees (Note 2)	239
Miscellaneous expenses	5,311

Total Fund Expenses	216,648
Less expenses reimbursed by affiliate (Note 6)	(32,775)

Net Fund Expenses	183,873

NET INVESTMENT (LOSS)	(1,652,350)

NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS ALLOCATED FROM PORTFOLIO (Note 1):
Net realized loss on investments	(1,622,131)
Net change in unrealized (depreciation) on investments	(955,314)

NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS ALLOCATED FROM PORTFOLIO	(2,577,445)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(4,229,795)

See accompanying Notes and attached Financial Statements of Excelsior Venture Partners III, LLC

Excelsior Venture Investors III, LLC

Statements of Changes in Net Assets

	Year Ended October 31,
	2004	2003
OPERATIONS:
Net investment (loss)	$(1,652,350)	$(1,485,753)
Net realized gain (loss) on investments	(1,622,131)	25
Net change in unrealized (depreciation) on investments	(955,314)	(8,862,306)

Net (decrease) in net assets resulting from operations	(4,229,795)	(10,348,034)

Net (decrease) in net assets	(4,229,795)	(10,348,034)

NET ASSETS:
Beginning of year	78,093,171	88,441,205

End of year	$73,863,376	$78,093,171

See accompanying Notes and attached Financial Statements of Excelsior Venture Partners III, LLC

Excelsior Venture Investors III, LLC

Statement of Cash Flows

For the year ended October 31, 2004

CASH FLOWS FROM OPERATING ACTIVITIES:
Net (Decrease) in Net Assets Resulting from Operations	$(4,229,795)
Adjustments to reconcile net (decrease) in net assets resulting from operations to net cash provided by operating activities:
Net investment loss allocated from Excelsior Venture Partners III, LLC	1,471,786
Net realized loss allocated from Excelsior Venture Partners III, LLC	1,622,131
Change in unrealized depreciation on investments allocated from Excelsior Venture Partners III, LLC	955,314
Increase in receivable from affiliate (Note 6)	(32,775)
Net decrease in short term investments	175,018
Decrease in management fees payable	(46)
Increase in Board of Managers’ fees payable	2,000
Increase in other expenses payable	50,667

Net cash provided by operating activities	14,300

Net increase in cash	14,300
Cash at beginning of year	56,309

Cash at end of year	$70,609

See accompanying Notes and attached Financial Statements of Excelsior Venture Partners III, LLC

Excelsior Venture Investors III, LLC

Financial Highlights — Selected Per Unit Data and Ratios

Per Unit Operating Performance:(1)
	Year Ended October 31,					April 6, 2001 (Commencement of Operations) to October 31, 2001
	2004(4)		2003(4)	2002(4)
NET ASSET VALUE, BEGINNING OF PERIOD	$411.43		$465.95	$492.50		$500.00
Deduction of offering costs from contributions	—		—	—		(1.39)

INCOME FROM INVESTMENT OPERATIONS:
Net investment (loss)	(8.71)		(7.83)	(5.59)		(0.64)
Net realized and unrealized (loss) on investment transactions	(13.57)		(46.69)	(20.96)		(3.96)

Total from investment operations	(22.28)		(54.52)	(26.55)		(4.60)

DISTRIBUTIONS:
In Excess of Investment Income	—		—	—		(1.51)

Total Distributions	—		—	—		(1.51)

NET ASSET VALUE, END OF PERIOD	$389.15		$411.43	$465.95		$492.50

TOTAL NET ASSET VALUE RETURN(6)	(5.42)%		(11.70)%	(5.39)%		(1.11	)%(3)

RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000’s)	$73,863		$78,093	$88,441		$93,481
Ratios to Average Net Assets:
Gross Expenses	2.73	%(7)	2.46%	2.62%		0.47	%(2)
Net Expenses	2.60%		2.46%	2.38	%(5)	0.47	%(2)
Net Investment (Loss)	(2.15)%		(1.81)%	(1.16)%		(0.13	)%(2)
Portfolio Turnover Rate	0%		0%	0%		0%
(1)	Selected data for a unit of membership interest outstanding throughout each period.
(2)	Annualized.
(3)	Not annualized. Percentage includes the impact of the deduction of offering costs from contributions.
(4)	Implementation of new accounting provisions resulted in changes in the methodology of the calculations. See Note 1E for further discussion.
(5)	Net of expense reversals.
(6)	Total investment return based on per unit net asset value reflects the effects of changes in net asset value based on the performance of the Fund during the period and assumes dividends and distributions, if any, were reinvested. The Fund’s units were issued in a private placement and are not traded. Therefore market value total investment return is not calculated.
(7)	Net of reimbursement from affiliate. See Note 6.

See accompanying Notes and attached Financial Statements of Excelsior Venture Partners III, LLC

EXCELSIOR VENTURE INVESTORS III, LLC

NOTES TO FINANCIAL STATEMENTS

October 31, 2004

Note 1 — Significant Accounting Policies

Excelsior Venture Investors III, (the “Fund”) is a non-diversified, closed end management investment company which has registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Fund was established as a Delaware limited liability company on June 1, 2000. The Fund commenced operations on April 6, 2001. The Fund sold 189,809 units via a public offering which closed on May 11, 2001.

The Fund intends to achieve its investment objective of long-term capital appreciation by investing its assets primarily in Excelsior Venture Partners III, LLC (the “Portfolio”), a separate, closed-end, non-diversified investment company that has elected to be treated as a business development company or “BDC” under the Investment Company Act. The Fund and Portfolio share substantially the same investment objectives and policies.

Costs incurred in connection with the initial offering of units of the Fund during the period ended October 31, 2001 totaled $263,899. Each member’s pro rata share of these costs was deducted from his, her or its initial capital contribution.

The following is a summary of the Fund’s significant accounting policies. Such policies are in conformity with generally accepted accounting principles for investment companies and are consistently followed in the preparation of the financial statements. Generally accepted accounting principles in the United States require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The performance of the Fund is directly affected by the performance of the Portfolio, and the accounting policies of the Portfolio (such as valuation of investments of the Portfolio) will affect the Fund. The financial statements of the Portfolio, including the Portfolio of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

A.  Investment Valuation:

The valuation of the Fund’s assets is dependent on the valuation of the Portfolio’s investment securities. Because the Fund invests its assets in interests of the Portfolio, the Fund’s net asset value will reflect the fair value of its interest in the Portfolio (which, in turn, reflects the underlying value of the Portfolio’s assets and liabilities). As of October 31, 2004, the value of the Fund’s investment in the Portfolio was $73,691,035 and represented an ownership of 63.48% of the Portfolio. Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

The Fund values portfolio securities quarterly and at other such times as, in the Board of Managers’ view, circumstances warrant. Securities for which market quotations are readily available generally will be valued at the last sale price on the date of valuation or, if no sale occurred, at the mean of the latest bid and ask prices; provided that, as to such securities that may have legal, contractual or practical restrictions on transfer, a discount of 10% to 40% from the public market price may be applied. Securities for which no public market exists and other assets will be valued at fair value as determined in good faith by the Investment Adviser or a committee of the Board or both under the supervision of the Board pursuant to certain valuation procedures summarized below. Securities having remaining maturities of 60 days or less from the date of purchase are valued at amortized cost, which approximates market value.

The value for securities for which no public market exists is difficult to determine. Generally, such investment will be valued on a “going concern” basis without giving effect to any disposition costs. There is a range of values that is reasonable for such investments at any particular time. Initially, direct investments are valued based upon their original cost, until developments provide a sufficient basis for use of a valuation other than cost. Upon the occurrence of developments providing a sufficient basis for a change in valuation, direct investments will be valued by the “private market” or “appraisal” methods of valuation. The private market method shall only be used with respect to reliable third party transactions by sophisticated, independent investors. The appraisal method shall be based upon factors affecting the investee company such as earnings, net worth, reliable private sale prices of the investee company’s securities, the market prices for similar securities of comparable companies, an assessment of the investee company’s future prospects or, if appropriate, liquidation value. The values for the investments referred to in this paragraph will be estimated regularly by the Investment Adviser or a committee of the Board and, in any event, not less frequently than quarterly. However, there can be no assurance that such value will represent the return that might ultimately be realized by the Fund from the investments.

The Fund’s interest in the Portfolio is non-transferable and cannot be sold or redeemed. The duration of the Portfolio is ten years (subject to two 2-year extensions) from the final subscription closing (May 11, 2001), at which time the affairs of the Portfolio will be wound up and its net assets distributed pro rata to its members. However, the Portfolio expects to make periodic pro rata distributions from realized gains earned during the life of the Portfolio. Any distributions received by the Fund will be distributed pro rata to the members of the Fund.

At October 31, 2004, market quotations were not readily available for the Fund’s allocated share of the Portfolio’s securities valued at $41,595,525 or 56.31% of the Fund’s net assets. Such securities were valued by the Portfolio’s Investment Adviser, under the supervision of the Portfolio’s Board of Managers. Because of the inherent uncertainty of valuation, the estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

B.  Security transactions and investment income:

The Fund records its proportionate share of the Portfolio’s income, expense and net realized and unrealized gain (or loss).

The unrealized gain or loss on investments which is included in the “Net Assets consist of” section in the statement of assets and liabilities reflects the Fund’s allocated share of the Portfolio’s unrealized gain (loss) on investments and the unrealized gain (loss) of the Fund’s other investments. However, the total unrealized gain (loss) on the Fund’s investment in the Portfolio includes cumulative allocated net investment loss and net realized loss of ($3,843,604) and $(1,621,621), respectively, which are included in the Fund’s Paid-In Capital.

Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Fund interest income, adjusted for amortization of premiums and discounts on fixed income investments, is earned from settlement date and is recorded on the accrual basis. Fund dividend income is recorded on the ex-dividend date. The Fund accrues its own expenses.

C.  Distributions:

The Fund will distribute all cash that the Fund’s Investment Adviser does not expect to use in the operation of the Fund. Due to the nature of the Portfolio’s investments, investors should not expect distributions of cash or property during the first several years of the Fund’s operations.

D.  Income Taxes:

Under current law and based on certain assumptions and representations, the Fund intends to be treated as a partnership for Federal, state and local income tax purposes. By reason of this treatment, the Fund will itself not be subject to income tax. Rather, each member, in computing income tax, will include his, her or its allocable share of Fund items of income, gain, loss, deduction and expense.

The cost of the Fund’s investment in the Portfolio for federal tax purposes is based on amounts reported to the Fund on Schedule K-1 by the Portfolio. As of October 31, 2004, the Fund has not received information to determine the tax cost of the Portfolio as of October 31, 2004. At December 31, 2003, the Fund’s cost basis in the Portfolio for tax purposes was $90,823,584. Based on the October 31, 2004 value of the Fund’s investment in the Portfolio, this results in an unrealized loss for tax purposes of $17,132,549.

E.  Other:

In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the “Guide”). The Fund adopted the provisions of the Guide as required on November 1, 2001. As a result of requirements in the Guide, the Statement of Operations reflects separately the Fund’s allocations of income, operating expenses, net realized gains or losses and change in unrealized appreciation or depreciation on investments as allocated from the Portfolio. Although the changes required by the Guide have no impact on net assets, net asset value or total net asset value return, the components of per unit operating performance and the ratios of expenses to average net assets and net investment loss to average net assets in the Financial Highlights would have been different had the requirements of the Guide not been implemented. As directed by the Guide, the financial highlights for the period ended October 31, 2001 have not been retroactively adjusted to conform to the Guide’s new requirements.

The Fund bears all of the costs of its operations.

Note 2 — Investment Advisory Fee and Related Party Transactions

U.S. Trust Company served during the reporting period as Investment Adviser to both the Fund and the Portfolio pursuant to separate Investment Advisory agreements with the Fund and the Portfolio.

United States Trust Company of New York (“U.S. Trust NY”) and U.S. Trust Company, N.A. served as Investment Sub-Advisers to the Portfolio pursuant to Investment Sub-Advisory Agreements with the Investment Adviser and the Portfolio. U.S. Trust Company, N.A. served as Investment Sub-Adviser to the Fund pursuant to an Investment Sub-Advisory Agreement with the Investment Adviser and the Fund. U.S. Trust Company was responsible for investing assets not invested in the Portfolio. In return for its services and expenses which U.S. Trust Company assumed under the Investment Advisory Agreement, the Fund paid U.S. Trust Company an advisory fee equal to an annual rate equal of 0.1% of the Fund’s average quarterly net assets that are not invested in the Portfolio, determined as of the end of each fiscal quarter. Any Fund assets invested in the Portfolio will not be subject to an advisory fee paid by the Fund, however, the Fund will be allocated its pro rata share of the management fee expense paid by the Portfolio via distributions from the Portfolio. Through the fifth anniversary of the Portfolio’s final subscription closing date on May 11, 2001, the Portfolio will pay U.S. Trust Company a management fee at an annual rate equal to 2.00% of the Portfolio’s average net assets, determined as of the end of each fiscal quarter, and 1.00% of net assets thereafter. Pursuant to the Investment Sub-Advisory Agreements, U.S. Trust Company paid investment management fees to U.S. Trust NY and U.S. Trust Company, N.A. for services provided to the Portfolio, and paid investment management fees to U.S. Trust Company, N.A. for services provided to the Fund. As of October 31, 2004, $43 was payable to the Investment Adviser.

In addition to the management fee, U.S. Trust Company is entitled to allocations and distributions equal to the Incentive Carried Interest on the Portfolio’s Direct Investments. The Incentive Carried Interest is an amount equal to 20% of the cumulative realized capital gains on all Direct Investments, determined net of cumulative realized capital losses and current net unrealized depreciation on all of the Portfolio’s investments and cumulative net expenses of the Portfolio. Direct Investments means the Portfolio’s investments in domestic and foreign companies in which the equity is closely held by company founders, management and/or a limited number of institutional investors and negotiated private investments in public companies. The Incentive Carried Interest will be determined annually as of the end of each calendar year. As of, and for the year ended, October 31, 2004, there was no Incentive Carried Interest earned by the Investment Adviser.

U.S. Trust NY is a New York state-chartered bank and trust company and a member of the Federal Reserve System. Effective June 1, 2003, U.S. Trust Company merged into U.S. Trust Company, N.A., a nationally chartered bank. As a result, U.S. Trust Company, N.A., acting through its registered investment advisory division, U.S. Trust Company, N.A. Asset Management Division, serves as Investment Adviser to the Fund and the Portfolio. Pursuant to an assumption agreement dated June 1, 2003, U.S. Trust Company, N.A. has assumed the duties and obligations of U.S. Trust Company under the Agreement. The merger has no impact on the management or operations of the investment advisory functions performed for the Fund or the Portfolio, and does not constitute a change in control. U.S. Trust NY and U.S. Trust Company, N.A. are each a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company. U.S. Trust Corporation is an indirect wholly-owned subsidiary of The Charles Schwab Corporation (“Schwab”).

Pursuant to an Administration, Accounting and Investor Services Agreement, the Fund and the Portfolio retain PFPC Inc. (“PFPC”), an indirect majority-owned subsidiary of the PNC Financial Services Group, Inc., as administrator, accounting and investor servicing agent. In addition, PFPC Trust Company serves as the Fund’s custodian, and PFPC serves as transfer agent. In consideration for its services, the Fund (i) pays PFPC a variable fee between 0.105% and 0.07% based on average quarterly assets subject to a minimum quarterly fee of approximately $30,000, (ii) pays PFPC annual fees of approximately $15,000 for taxation services and (iii) will reimburse PFPC for out-of-pocket expenses. Fund administration fees for the year ended October 31, 2004 were $129,930, of which $49,097 was payable at October 31, 2004. The Portfolio pays PFPC a variable fee between 0.105% and 0.07% based on average quarterly net assets, subject to a minimum quarterly fee of approximately $30,000, (ii) pays PFPC annual fees of approximately $15,000 for taxation services and (iii) will reimburse PFPC for out-of-pocket expenses. In order to eliminate members from paying duplicative expenses, assets of the Fund which are invested in the Portfolio are excluded from the Fund’s asset based fee.

Charles Schwab & Co., Inc. (the “Distributor”), the principal subsidiary of Schwab, serves as the Fund’s distributor for the offering of units. U.S. Trust Company paid the Distributor from its own assets an amount equal to 0.02% of the total of all subscriptions received in the offering. U.S. Trust Company or an affiliate will pay the Distributor an on-going fee for the sale of units and the provision of ongoing investor services in an amount equal to the annual rate of 0.45% of the average quarterly net asset value of all outstanding units held by investors introduced to the Fund by the Distributor through the fifth anniversary of the final subscription closing date and at the annual rate of 0.22% thereafter, subject to elimination upon all such fees exceeding 6.5% of the gross proceeds received by the Fund from its offering. The Investment Adviser paid the Distributor $1,377 for the year ended October 31, 2004.

Each member of the Board of Managers receives $750 annually and $500 per Fund meeting and is reimbursed for expenses incurred for attending meetings. No person who is an officer, manager or employee of U.S. Trust Corporation, or its subsidiaries, who serves as an officer, manager or employee of the Fund receives any compensation from the Fund. The Board of Managers of the Fund consists of the same persons as the Board of Managers of the Portfolio. Fees accrued and payable to the Board of Managers by the Fund as of and for the year ended October 31, 2004 amounted to $13,000.

See Note 6 — Subsequent Events.

Note 3 — Investments in Excelsior Venture Partners III, LLC

As of October 31, 2004, the Fund’s interest in the following companies through direct investment and its investment in the Portfolio represented 5% or more of the total net assets:

Portfolio Investments	Fair Value	Percentage of Fund’s Net Assets
Agency Obligations
Federal Home Loan Mortgage Corp. Discount Note, 11/02/04	$6,477,708	8.77%
Federal Home Loan Bank Discount Note, 11/04/04	6,283,658	8.51%
Federal National Mortgage Association Discount Note, 11/10/04	5,393,501	7.30%

	18,154,867	24.58%

Note 4 — Pending Litigation

The Investment Adviser was contacted in September, 2003 by the Office of the New York State Attorney General (the “NYAG”), and the Securities and Exchange Commission (the “SEC”) and later by the Attorney General of the State of West Virginia in connection with their investigations of practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares (the “Investigations”). The Investment Adviser has been providing full cooperation with respect to these Investigations and continues to review the facts and circumstances relevant to the Investigations. As disclosed previously by the Investment Adviser and its affiliates, with respect to the Investment Adviser, these investigations have been focusing on circumstances in which a small number of parties were permitted to engage in short-term trading of certain mutual funds managed by the Investment Adviser. The short-term trading activities permitted under these arrangements have been terminated and the Investment Adviser has strengthened its policies and procedures to deter frequent trading.

The Investment Adviser, and certain of its affiliates, has also been named in five class action lawsuits which allege that the Investment Adviser, certain of its affiliates, and others allowed certain parties to engage in illegal and improper mutual fund trading practices, which allegedly caused financial injury to the shareholders of certain mutual funds managed by the Investment Advisor. The Investment Adviser and certain affiliates have also been named in two derivative actions alleging breach of fiduciary duty in relation to allegedly illegal and improper mutual fund trading practices.

While the ultimate outcome of these matters cannot be predicted with any certainty at this time, based on currently available information, the Investment Adviser believes that the pending Investigations and private lawsuits are not likely to materially affect the Adviser’s ability to provide investment management services to the Fund. The Fund is not a subject of the Investigations nor party to the lawsuits described above.

Note 5 — Guarantees

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund, and therefore cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

Note 6 — Subsequent Events

On November 23, 2004, the Fund engaged Deloitte & Touche, LLP (“D&T”) as the Fund’s independent public accountants for the fiscal year ended October 31, 2004, replacing Ernst & Young LLP (“E&Y”), the Fund’s prior independent public accountants. E&Y was terminated by the Fund on October 28, 2004 as a result of concerns regarding their independence at the time of issuance of their report on the Fund’s October 31, 2003 financial statements. These concerns are the result of certain real estate consulting services performed by E&Y on a contingent fee basis for Charles Schwab & Co., Inc., an affiliate of the Fund’s Adviser.

On December 16, 2004, Charles Schwab Corporation (“Schwab”) entered into an agreement with the Fund and other funds managed by the Adviser whereby Schwab will fund a reserve account to be held by the Adviser or its affiliate. This reserve account was established so that the Fund and other funds managed by the Adviser will be able to draw upon it to pay in full all costs incurred related to the termination of E&Y. This agreement was executed in order to ensure that these costs related to the termination of E&Y are not borne by the Fund, the other funds managed by the Adviser or their respective shareholders. Schwab is an affiliate of the Fund’s Adviser. In consideration of the funding of the reserve account, the Fund and the other funds managed by the Adviser subrogated all of their claims, causes of action and rights against E&Y for payment of these expenses to Schwab.

As a result of the agreement with Schwab, the Fund has recorded a reimbursement amount of $32,775 in the Statement of Operations for the year ended October 31, 2004 as a reduction of expenses. This $32,775 amount reflects the reimbursement of certain expenses recorded in the Statement of Operations for the year ended October 31, 2004 which relate to termination of E&Y costs paid and accrued. These costs include legal fees, audit fees (related to re-audit by D&T), and Board of Managers’ fees and expenses of $14,000, $16,775 and $2,000, respectively.

Similar reimbursements were made by Schwab to the Portfolio, as are more fully described in the Notes to Financial Statements of the Portfolio.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Members and Board of Managers of

Excelsior Venture Investors III, LLC

We have audited the accompanying statement of assets and liabilities of Excelsior Venture Investors III, LLC (which was formerly known as Excelsior Venture Partners Fund III, LLC, the “Fund”), including the portfolio of investments, as of October 31, 2004, and the related statements of operations and cash flows for year then ended and the statement of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended October 31, 2002 and the period April 6, 2001 (commencement of operations) to October 31, 2001 were audited by other auditors whose report, dated December 17, 2002, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and the general partner of the private investment fund. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 1(A), the Portfolio of investments include investment securities held by Excelsior Venture Partners III, LLC, valued at $73,691,035 as of October 31, 2004, representing 99.77% of net assets, whose values have been estimated by the Investment Advisor, under the supervision of the Board of Managers, in the absence of readily ascertainable market values. We have reviewed the procedures used by the Investment Advisor in preparing the valuations of investment securities and have inspected the underlying documentation, and in the circumstances we believe the procedures are reasonable and the documentation appropriate. However, in the case of those securities with no readily ascertainable market value, because of the inherent uncertainty of valuation, the Investment Advisor’s estimate of values may differ significantly from the values that would have been used had a ready market existed for the securities and the differences could be material.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Excelsior Venture Investors III, LLC as of October 31, 2004, the results of its operations and its cash flows for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

New York, New York

December 28, 2004

Excelsior Venture Investors III, LLC

Fund Management (Unaudited)

Information pertaining to the Board of Managers of the Fund is set forth below.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Manager

Disinterested Managers

Mr. Gene M. Bernstein, 57 United States Trust Company of New York 114 West 47th Street New York, NY 10036	Manager and Member of the Audit and Valuation Committees	Since Fund inception	Director of NIC Holding Corp; Dean of the Skodneck Business Development Center at Hofstra University from 2000-2001; prior to that Mr. Bernstein was President and Vice Chairman at Northville Industries, a petroleum marketing, distribution, trading and storage company and wholly-owned subsidiary of NIC Holding Corp. Mr. Bernstein serves as a director or manager of Excelsior Private Equity Fund II, Inc., Excelsior Venture Partners III, LLC, Excelsior Venture Investors III, LLC and the Excelsior Directional Hedge Fund of Funds, LLC.	4

Mr. Victor F. Imbimbo, 52 United States Trust Company of New York 114 West 47th Street New York, NY 10036	Manager and Member of the Audit and Valuation Committees	Since Fund inception	Since October 2002, Mr. Imbimbo has been head of healthcare marketing in the United States for TBWA, a global marketing agency. Prior to this, he was with Bedrock Communications, Inc., a consulting company addressing the merger of traditional and digital communications solutions. Mr. Imbimbo serves as a director or manager of Excelsior Private Equity Fund II, Inc., Excelsior Venture Partners III, LLC, Excelsior Venture Investors III, LLC and the Excelsior Directional Hedge Fund of Funds, LLC.	4

Mr. Stephen V. Murphy, 59 United States Trust Company of New York 114 West 47th Street New York, NY 10036	Manager and Member of the Audit and Valuation Committees	Since Fund inception	President of S.V. Murphy & Co., an investment banking firm. Mr. Murphy serves as a director or manager of Excelsior Private Equity Fund II, Inc., Excelsior Venture Partners III, LLC, Excelsior Venture Investors III, LLC and the Excelsior Directional Hedge Fund of Funds, LLC.	4

Interested Manager

Mr. John C. Hover II, 61 United States Trust Company of New York 114 West 47th Street New York, NY 10036	Manager and Chairman of the Board	Since Fund inception	Executive Vice President of U.S. Trust (retired since 1998). Mr. Hover serves as chairman of the board of directors or managers of Excelsior Private Equity Fund II, Inc., Excelsior Venture Partners III, LLC and Excelsior Venture Investors III, LLC.	3*

*	In addition to Portfolios in the Fund Complex, Mr. Hover also serves on the board of directors of Tweedy, Browne Fund, Inc. None of the Fund’s other managers serve as a director for any public company outside the Fund Complex.

Mr. Hover is considered an “interested person”, as defined by the 1940 Act, of the Fund due to the fact that he holds securities of The Charles Schwab Corporation, a parent company of the investment adviser.

Excelsior Venture Investors III, LLC

Fund Management (Unaudited) — (continued)

Information pertaining to the officers of the Fund is set forth below.

Name, Address and Age	Position(s) Held with the Fund	Length of Time Served	Principal Occupation During Past Five Years
Mr. Robert Aufenanger, 51 U.S. Trust Company 225 High Ridge Road Stamford, CT 06905	Treasurer	Since April, 2003	Senior Vice President, U.S. Trust; prior to U.S. Trust, Mr. Aufenanger worked as a consultant to various clients in the fund industry and prior to this was Chief Financial Officer for Icon Holdings Corp.

Ms. Cynthia Englert, 40 U.S. Trust Company 225 High Ridge Road Stamford, CT 06905	Chief Administrative Officer and Secretary	Since September, 2001	Vice President, U.S. Trust; prior to U.S. Trust, Ms. Englert held positions in finance at Whitney & Co. and Greenwich Capital Markets, Inc.

Mr. Lee A. Gardella, 37 U.S. Trust Company 225 High Ridge Road Stamford, CT 06905	Vice President	Since Fund inception	Senior Vice President, U.S. Trust

Mr. Douglas A. Lindgren, 43 U.S. Trust Company 225 High Ridge Road Stamford, CT 06905	President and Chief Executive Officer	Since Fund inception	Managing Director, U.S. Trust

Mr. Raghav V. Nandagopal, 42 U.S. Trust Company 225 High Ridge Road Stamford, CT 06905	Vice President	Since Fund inception	Senior Vice President, U.S. Trust; prior to U.S. Trust, Mr. Nandagopal held positions at McKinsey & Company and AT&T Capital

Ms. Sharon Davison, 50 U.S. Trust Company 114 W. 47th Street New York, NY 10036	Chief Compliance Officer	Since October, 2004	Director of Securities & Corporate Compliance, U.S. Trust Co; prior to U.S. Trust, Ms. Davison served as Director of Special Investigations at the New York Stock Exchange and as Senior Counsel in the Division of Market Surveillance at the New York Stock Exchange

All officers of the Fund are employees and/or officers of the Investment Adviser.

Officers of the Fund are elected by the managers and hold office until they resign, are removed or are otherwise disqualified to serve.

Alternative investments are sold to qualified investors only by a Confidential Offering Memorandum. An investment in an alternative investment fund is speculative and should not constitute a complete investment program. The information presented in the annual letter is current as of the date noted, is for information purposes only and does not constitute an offer to sell or a solicitation of an offer to buy interests in any fund. This is not, and under no circumstances is to be construed as, an offer to sell or a solicitation to buy any of the securities or investments referenced, nor does this information constitute investment advice or recommendations with respect to any of the securities or investments used. Past performance is no guarantee of future results. U.S. Trust and its affiliates are wholly owned subsidiaries of The Charles Schwab Corporation. Additional information is available upon request.

The SAI (or Statement of Additional Information) includes additional information about the managers of the Fund and is available without charge, upon request by calling (800) 647-6972.

Excelsior Venture Investors III, LLC

Fund Management (Unaudited) — (continued)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding proxy votes cast by the Fund (if any) is available without charge, upon request, by calling the Fund at 800-647-6972 or on the website of the Securities and Exchange Commission at http://www.sec.gov.

Beginning with the Fund’s fiscal quarter ended July 31, 2004, the Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

EXCELSIOR

VENTURE PARTNERS III, LLC

ANNUAL REPORT

October 31, 2004

Excelsior Venture Partners III, LLC

Portfolio of Investments October 31, 2004

Principal Amount/ Shares		Acquisition Date	Value (Note 1)
MONEY MARKET INSTRUMENTS — 38.03%
$3,000,000	UBS Financial Commercial Paper 1.75%, 11/01/04		$2,999,854
3,000,000	Morgan Stanley Commercial Paper 1.79%, 11/02/04		2,999,702
4,000,000	Federal Home Loan Mortgage Corp. Discount Note 1.75%, 11/02/04		3,999,611
6,000,000	Federal Home Loan Mortgage Corp. Discount Note 1.715%, 11/02/04		5,999,428
3,000,000	Danske Bank Commercial Paper 1.76%, 11/03/04		2,999,560
3,000,000	Du Pont Commercial Paper 1.75%, 11/03/04		2,999,563
9,900,000	Federal Home Loan Bank Discount Note 1.70%, 11/04/04		9,898,130
3,750,000	Caterpillar Finance Commercial Paper 1.73%, 11/10/04		3,748,198
8,500,000	Federal National Mortgage Association Discount Note 1.72%, 11/10/04		8,495,939

	TOTAL MONEY MARKET INSTRUMENTS (Cost $44,139,985)		44,139,985

PUBLIC COMPANIES **, # — 4.03%
Common Stocks — 4.03%
Consumer Products — 2.56%
428,572	Senomyx, Inc.	06/04	2,976,005

Semiconductor — 1.47%
384,615	Netlogic Microsystems Inc.	07/04	1,706,922

	TOTAL PUBLIC COMPANIES (Cost $6,500,000)		4,682,927

PRIVATE COMPANIES **, #, @ — 51.75%
Common Stocks — 0.00%
Capital Equipment — 0.00%
157,396	MIDAS Vision Systems, Inc.	03/03	—

Life Sciences — 0.00%
46,860	Genoptix, Inc.	07/03	—

Semiconductor — 0.00%
708,955	Monterey Design Systems, Inc.	06/03	—

	TOTAL COMMON STOCKS (Cost $8,750,000)		—

Preferred Stocks — 51.03%
Capital Equipment — 0.00%
933,593	MIDAS Vision Systems, Inc., Series A-1	03/03	—
Enterprise Software — 9.83%
19,995,000	***Datanautics, Inc., Series A Preferred	01/04	4,000,000
7,454,720	LogicLibrary, Inc., Series A	01/02, 08/03, 05/04	3,408,450
20,000,000	***Pilot Software Inc., Series A	05/02 & 04/03	4,000,000

			11,408,450

Information Services — 0.00%
4,425	Cenquest, Inc., Series 2	07/01	—

Notes to Financial Statements are an integral part of these Financial Statements.

Excelsior Venture Partners III, LLC

Portfolio of Investments October 31, 2004 — (continued)

Principal Amount/ Shares		Acquisition Date	Value (Note 1)
PRIVATE COMPANIES **, #, @ (continued)
Preferred Stocks (continued)
Life Sciences — 7.10%
647,948	Adeza Biomedical Corporation, Series 5	09/01	$3,000,000
1,999,999	Archemix Corporation, Series A	08/02, 01/03, 11/03	1,999,999
466,666	Archemix Corporation, Series B	03/04 & 09/04	466,666
942,481	Genoptix, Inc., Series B-1	12/01	1,253,500
1,403,696	Genoptix, Inc., Series B-2	07/03, 09/03, 12/03	1,250,000
310,290	Genoptix, Inc., Series C	08/04	277,089

			8,247,254

Medical Technology — 5.54%
4,166,667	Tensys Medical, Inc., Series C	03/02	5,000,000
1,187,500	Tensys Medical, Inc., Series D	05/04	1,425,000

			6,425,000

Optical — 10.90%
4,330,504	LightConnect, Inc., Series B	07/01	5,000,000
12,292,441	LightConnect, Inc., Series C	12/02	992,000
956,234	NanoOpto Corporation, Series A-1	10/01 & 3/02	—
3,023,399	NanoOpto Corporation, Series B	09/03, 11/03, 01/04, 07/04	1,655,118
5,333,333	OpVista, Inc., Series B	07/01	—
12,671,059	OpVista, Inc., Series C	09/03	5,000,000

			12,647,118

Semiconductor — 11.93%
7,000,000	Chips & Systems, Inc., Series A	03/04	3,500,000
3,333,333	Monterey Design Systems, Inc., Series 2	06/03	600,000
2,211,898	Silverback Systems, Inc., Series B-1	02/02	450,052
34,364,257	Silverback Systems, Inc., Series C	03/03, 09/03, 04/04	4,298,896
3,096,551	Virtual Silicon Technology, Inc., Series C	12/01	5,000,000

			13,848,948

Wireless — 5.73%
4,433,333	Ethertronics, Inc., Series B	06/01, 09/02, 07/03, 05/04	6,650,000

	TOTAL PREFERRED STOCKS (Cost $69,300,611)		59,226,770

Notes — 0.72%
Enterprise Software — 0.65%
$750,000	***Pilot Software Inc., Bridge Note, 9%, 04/22/05	08/04 & 09/04, 10/04	750,000

Semiconductor — 0.07%
$88,738	Virtual Silicon Technology, Inc., Bridge Note, 6%, 04/22/05	10/04	88,738

	TOTAL NOTES (Cost $838,738)		838,738

Notes to Financial Statements are an integral part of these Financial Statements.

Excelsior Venture Partners III, LLC

Portfolio of Investments October 31, 2004 — (continued)

Shares/ Percent Owned		Acquisition Date	Value (Note 1)
PRIVATE COMPANIES **, #, @ (continued)
Warrants — 0.00%
Wireless — 0.00%
100,000	Ethertronics, Inc.	09/02	$—
115,000	Ethertronics, Inc.	07/03	—
66,667	Ethertronics, Inc.	08/03	—

			—
	TOTAL WARRANTS (Cost $0)		—

	TOTAL — PRIVATE COMPANIES (Cost $78,889,349)		60,065,508

PRIVATE INVESTMENT FUNDS **, # — 4.70%
0.40%	Advanced Technology Ventures VII, L.P.	08/01-04/04	715,058
1.44%	Burrill Life Sciences Capital Fund	12/02-08/04	829,098
1.35%	CHL Medical Partners II, L.P.	01/02-02/04	482,377
1.04%	CMEA Ventures, L.P.	12/03-04/04	121,020
0.36%	Morgenthaler Partners VII, L.P.	07/01-07/04	1,076,400
0.58%	Prospect Venture Partners II, L.P.	06/01-09/04	1,325,462
0.90%	Sevin Rosen Fund VI, L.P.	10/04	90,000
2.36%	Tallwood II, L.P.	12/02-09/04	597,891
1.70%	Valhalla Partners, L.P.	10/03-09/04	219,199

	TOTAL — PRIVATE INVESTMENT FUNDS (Cost $6,614,318)		5,456,505

INVESTMENT COMPANIES — 1.19%
1,386,211	Dreyfus Government Cash Management Fund Institutional Shares (Cost $1,386,211)		1,386,211

TOTAL INVESTMENTS (Cost $137,529,863)		99.70%	115,731,136
OTHER ASSETS & LIABILITIES (NET)		0.30%	348,297

NET ASSETS		100.00%	$116,079,433

**	Restricted as to public resale. Acquired between June 1, 2001 and October 31, 2004. Total cost of restricted securities at October 31, 2004 aggregated $92,003,667. Total value of restricted securities owned at October 31, 2004 was $70,204,940 or 60.48% of net assets.
#	Non-income producing securities.
@	At October 31, 2004, the Company owned 5% or more of the company’s outstanding voting shares thereby making the company an affiliate as defined by the Investment Company Act of 1940. Total value of affiliated securities owned at October 31, 2004 was $51,315,508.
***	At October 31, 2004, the Company owned 25% or more of the company’s outstanding voting shares or a controlling interest thereby making the company a controlled affiliate as defined by the Investment Company Act of 1940. Total value of controlled affiliated securities owned at October 31, 2004 was $8,750,000.

Notes to Financial Statements are an integral part of these Financial Statements.

Excelsior Venture Partners III, LLC

Statements of Assets and Liabilities

October 31, 2004

ASSETS:
Investments in Unaffiliated Issuers at value (Cost $52,140,514)	$55,665,628
Investments in Controlled Affiliated Issuers at value (Cost $8,750,000)	8,750,000
Investments in Non-controlled Affiliated Issuers at value (Cost $76,639,349)	51,315,508

Investments, at value (Note 1) (Cost $137,529,863)	115,731,136
Distributions receivable	1,142,510
Receivable from affiliate (Note 9)	99,275
Interest receivable	10,575
Prepaid insurance	3,791
Other receivables	1,945

Total Assets	116,989,232

LIABILITIES:
Management fees payable (Note 2)	583,569
Professional fees payable	184,559
Board of Managers’ fees payable (Note 2)	68,000
Administration fees payable (Note 2)	50,936
Other payables	22,735

Total Liabilities	909,799

NET ASSETS	$116,079,433

NET ASSETS consist of:
Paid-in capital	$137,878,160
Unrealized (depreciation) on investments	(21,798,727)

Total Net Assets	$116,079,433

Units of Membership Interests Outstanding (Unlimited number of no par value units authorized)	295,210
NET ASSET VALUE PER UNIT	$393.21

Notes to Financial Statements are an integral part of these Financial Statements.

Excelsior Venture Partners III, LLC

Statement of Operations

For the Year Ended October 31, 2004

INVESTMENT INCOME:
Interest income from affiliated investments	$15,791
Interest income from unaffiliated investments	510,260
Dividend income	14,733

Total Investment Income	540,784

EXPENSES:
Management fees (Note 2)	2,402,059
Professional fees	231,291
Administration fees (Note 2)	139,525
Insurance fees	79,607
Board of Managers’ fees (Note 2)	68,000
Custodian fees	21,948
Miscellaneous fees	16,010

Total Expenses	2,958,440
Less expenses reimbursed by affiliate (Note 9)	(99,275)

Net Expenses	2,859,165

NET INVESTMENT (LOSS)	(2,318,381)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS: (Note 1)
Net realized (loss) on affiliated investments	(2,559,421)
Net realized gain on unaffiliated investments	4,210
Net change in unrealized (depreciation) on investments	(1,504,828)

NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS	(4,060,039)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(6,378,420)

Notes to Financial Statements are an integral part of these Financial Statements.

Excelsior Venture Partners III, LLC

Statements of Changes in Net Assets

	Year Ended October 31,
	2004	2003
OPERATIONS:
Net investment (loss)	$(2,318,381)	$(2,077,138)
Net realized (loss) / gain on investments	(2,555,211)	44
Net change in unrealized (depreciation) on investments	(1,504,828)	(13,960,068)

Net (decrease) in net assets resulting from operations	(6,378,420)	(16,037,162)

Net (decrease) in net assets	(6,378,420)	(16,037,162)

NET ASSETS:
Beginning of year	122,457,853	138,495,015

End of year	$116,079,433	$122,457,853

Notes to Financial Statements are an integral part of these Financial Statements.

Excelsior Venture Partners III, LLC

Statement of Cash Flows

For the Year Ended October 31, 2004

CASH FLOWS FROM OPERATING ACTIVITIES:
Net (Decrease) in Net Assets Resulting from Operations	$(6,378,420)
Adjustments to reconcile net (decrease) in net assets resulting from operations to net cash used for operating activities:
Purchase of investments	(16,483,800)
Sales of investments	8,205,129
Realized loss on sale of investments	2,555,211
Net change in unrealized depreciation on investments	1,504,828
Change in short-term investments	7,987,809
Increase in receivable from affiliate	(99,275)
Increase in interest receivable	(10,168)
Increase in distributions receivable	(1,142,510)
Increase in prepaid insurance	(799)
Decrease in management fees payable	(33,753)
Increase in Board of Managers’ fees payable	8,000
Increase in other expenses payable	149,594

Net cash used for operating activities	(3,738,154)

Net decrease in cash	(3,738,154)
Cash at beginning of year	3,738,154

Cash at end of year	$—

Notes to Financial Statements are an integral part of these Financial Statements.

Excelsior Venture Partners III, LLC

Financial Highlights — Selected Per Unit Data and Ratios

Per Unit Operating Performance:(1)
	Year Ended October 31,					April 5, 2001 (Commencement of Operations) to October 31, 2001
	2004		2003	2002
NET ASSET VALUE, BEGINNING OF PERIOD	$414.82		$469.14	$495.99		$500.00
Deduction of offering cost from contributions	—		—	—		(4.97)

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(7.85)		(7.04)	(5.62)		2.81
Net realized and unrealized (loss) on investment transactions	(13.76)		(47.28)	(21.23)		(0.20)

Total from investment operations	(21.61)		(54.32)	(26.85)		2.61

DISTRIBUTIONS
Net investment income	—		—	—		(1.65)

Total Distributions	—		—	—		(1.65)

NET ASSET VALUE, END OF PERIOD	$393.21		$414.82	$469.14		$495.99

TOTAL NET ASSET VALUE RETURN(5)	(5.21)%		(11.58)%	(5.41)%		(0.41	)%(3)

RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000’s)	$116,079		$122,458	$138,495		$146,421
Ratios to Average Net Assets:
Gross Expenses	2.45%		2.27%	2.43%		1.35	%(2)
Net Expenses	2.37	%(6)	2.27%	2.36	%(4)	1.32	%(2)
Net Investment Income (Loss)	(1.92)%		(1.61)%	(1.15)%		0.58	%(2)
Portfolio Turnover Rate	11%		0%	0%		0%
(1)	Selected data for a unit of membership interest outstanding through each period.
(2)	Annualized.
(3)	Not annualized. Percentage includes the impact of the deduction of offering costs from contributions.
(4)	Net of organization expense reversal.
(5)	Total investment return based on per unit net asset value reflects the effects of changes in net asset value based on the performance of the Company during the period, and assumes dividends and distributions, if any, were reinvested. The Company’s units were issued in a private placement and are not traded. Therefore market value total investment return is not calculated.
(6)	Net of reimbursement from affiliate. See Note 9.

Notes to Financial Statements are an integral part of these Financial Statements.

EXCELSIOR VENTURE PARTNERS III, LLC

NOTES TO FINANCIAL STATEMENTS

October 31, 2004

Note 1 — Significant Accounting Policies

Excelsior Venture Partners III, LLC (the “Company”) is a non-diversified, closed-end management investment company which has elected to be treated as a business development company or “BDC” under the Investment Company Act of 1940, as amended. The Company was established as a Delaware limited liability company on February 18, 2000. The Company commenced operations on April 5, 2001. The duration of the Company is ten years (subject to two 2-year extensions) from the final subscription closing which occurred on May 11, 2001, at which time the affairs of the Company will be wound up and its assets distributed pro rata to members as soon as is practicable.

As a BDC, the Company must be primarily engaged in the business of furnishing capital and making available managerial assistance to companies that generally do not have ready access to capital through conventional financial channels. The Company’s investment objective is to achieve long-term capital appreciation primarily by investing in domestic venture capital and other private companies and, to a lesser extent, domestic and international private funds, negotiated private investments in public companies and international direct investments that the Investment Adviser believes offer significant long-term capital appreciation potential. Venture capital and private investment companies are companies in which the equity is closely held by company founders, management and/or a limited number of institutional investors. The Company does not have the right to demand that such equity securities be registered.

Costs incurred in connection with the initial offering of units totaled $1,468,218. Each member’s pro rata share of these costs was deducted from his, her or its initial capital contribution.

The following is a summary of the Company’s significant accounting policies. Such policies are in conformity with generally accepted accounting principles for investment companies and are consistently followed in the preparation of the financial statements. Generally accepted accounting principles in the United States require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

A.  Investment Valuation:

The Company values portfolio securities quarterly and at such other times as, in the Board of Managers’ view, circumstances warrant. Securities for which market quotations are readily available generally will be valued at the last sale price on the date of valuation or, if no sale occurred, at the mean of the latest bid and ask prices; provided that, as to such securities that may have legal, contractual or practical restrictions on transfer, a discount of 10% to 40% from the public market price will be applied. Securities for which no public market exists and other assets will be valued at fair value as determined in good faith by the Investment Adviser (as defined below) or a committee of the Board of Managers or both under the supervision of the Board of Managers pursuant to certain valuation procedures summarized below. Securities having remaining maturities of 60 days or less from the date of purchase are valued at amortized cost.

The value for securities for which no public market exists is difficult to determine. Generally, such investments will be valued on a “going concern” basis without giving effect to any disposition costs. There is a range of values that is reasonable for such investments at any particular time. Initially, direct investments are valued based upon their original cost until developments provide a sufficient basis for use of a valuation other than cost. Upon the occurrence of developments providing a sufficient basis for a change in valuation, direct investments will be valued by the “private market” or “appraisal” methods of valuation. The private market method shall only be used with respect to reliable third party transactions by sophisticated, independent investors. The appraisal method shall be based upon such factors affecting the investee company such as earnings, net worth, reliable private sale prices of the investee company’s securities, the market prices for similar securities of comparable companies, an assessment of the investee company’s future prospects or, if appropriate, liquidation value. The values for the investments referred to in this paragraph will be estimated regularly by the Investment Adviser or a committee of the Board and, in any event, not less frequently than quarterly. However, there can be no assurance that such value will represent the return that might ultimately be realized by the Company from the investments.

The valuation of the Company’s Private Investment Funds is based upon its pro-rata share of the value of the net assets of the Private Investment Fund as determined by such Private Investment Fund, in accordance with its partnership agreement, constitutional or other documents governing such valuation, on the valuation date. If such valuation with respect to the Company’s investments in Private Investment Funds is not available by reason of timing or other event on the valuation date, or are deemed to be unreliable by the Investment Adviser, the Investment Adviser, under supervision of the Board of Managers, shall determine such value based on its judgment of fair value on the appropriate date, less applicable charges, if any.

At October 31, 2004, market quotations were not readily available for the Company’s portfolio of securities valued at $65,522,013 or 56.45% of the Company’s net assets. Such securities were valued by the Investment Adviser, under the supervision of the Board of Managers. Because of the inherent uncertainty of valuation, the estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

B.  Security transactions and investment income:

Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, adjusted for amortization of premiums and discounts on fixed income investments, is earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

C.  Income taxes:

Under current law and based on certain assumptions and representations, the Company intends to be treated as a partnership for federal, state and local income tax purposes. By reason of this treatment, the Company will itself not be subject to income tax. Rather, each member, in computing income tax, will include his, her or its allocable share of Company items of income, gain, loss, deduction and expense.

The cost of the Private Investment Funds for federal tax purposes is based on amounts reported to the Company on Schedule K-1 from the Private Investment Funds. As of October 31, 2004, the Company has not received information to determine the tax cost of the Private Investment Funds as of October 31, 2004. At December 31, 2003, the Private Investment Funds had a cost basis for tax purposes of $3,442,444. Based on values of the Private Investment Funds as of October 31, 2004, and after adjustment for purchases and sales between December 31, 2003 and October 31, 2004, this results in net unrealized depreciation for tax purposes on the Private Investment Funds of $456,901, consisting of gross appreciation of $97,676 and gross depreciation of $554,577. The cost basis for federal tax purposes of the Company’s other investments is $130,915,545, and those investments had net depreciation on a tax basis at October 31, 2004 of $20,640,914, consisting of gross appreciation of $8,311,832 and gross depreciation of $28,952,746.

D.  Dividends to members:

The Company will distribute all cash that the Investment Adviser does not expect to use in the operation of the Company. Due to the nature of the Company’s investments, investors should not expect distributions of cash or property during the first several years of the Company’s operations.

Note 2 — Investment Advisory Fee, Administration Fee and Related Party Transactions

Prior to June 1, 2003, and pursuant to an Investment Advisory Agreement (the “Agreement”), U.S. Trust Company served during the reporting period as the Investment Adviser to the Company pursuant to an Investment Advisory Agreement with the Company. Under the Agreement for the services provided, the Investment Adviser is entitled to receive a management fee at an annual rate equal to 2.00% of the Company’s average quarterly net assets through the fifth anniversary of the first closing date of April 5, 2001, and 1.00% of net assets thereafter. Prior to June 1, 2003, and pursuant to sub-advisory agreements among the Company, U.S. Trust Company, United States Trust Company of New York (“U.S. Trust NY”) and U.S. Trust Company, N.A., U.S. Trust NY and U.S. Trust Company, N.A. served as the investment sub-advisers to the Company and received an investment management fee from the Investment Adviser. As of October 31, 2004, $583,569 was payable to the Investment Adviser.

In addition to the management fee, the Investment Adviser is entitled to allocations and distributions equal to the Incentive Carried Interest. The Incentive Carried Interest is an amount equal to 20% of the Company’s cumulative realized capital gains on Direct Investments, net of cumulative realized capital losses and current net unrealized capital depreciation on all of the Company’s investments and cumulative net expenses of the Company. Direct Investments means Company investments in domestic and foreign companies in which the equity is closely held by company founders, management, and/or a limited number of institutional investors and negotiated private investments in public companies. The Incentive Carried Interest will be determined annually as of the end of each calendar year. As of, and for the year ended, October 31, 2004, there was no Incentive Carried interest earned by the Investment Adviser.

U.S. Trust NY is a New York state-chartered bank and trust company and a member of the Federal Reserve System. Effective June 1, 2003, U.S. Trust Company merged into U.S. Trust Company, N.A., a nationally chartered bank. Pursuant to an assumption agreement dated June 1, 2003, U.S. Trust Company, N.A. has assumed the duties and obligations of U.S. Trust Company under the Agreement. As a result, U.S. Trust Company, N.A., acting through its registered investment advisory division, U.S. Trust Company, N.A. Asset Management Division, serves as Investment Adviser to the Company with U.S. Trust NY, acting through its registered investment advisory division, U.S. Trust — New York Asset Management Division, serving as a sub-investment adviser. The merger has no impact on the management or operations of the investment advisory functions performed for the Company, and does not constitute a change in control. U.S. Trust NY and U.S. Trust Company, N.A. are each a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company. U.S. Trust Corporation is an indirect wholly-owned subsidiary of The Charles Schwab Corporation (“Schwab”).

Pursuant to an Administration, Accounting and Investor Services Agreement, the Company retains PFPC Inc. (“PFPC”), a majority-owned subsidiary of The PNC Financial Services Group, as administrator, accounting and investor services agent. In addition, PFPC Trust Company serves as the Company’s custodian. In consideration for its services, the Company (i) pays PFPC a variable fee between 0.105% and 0.07%, based on average quarterly net assets, payable monthly, subject to a minimum quarterly fee of approximately $30,000, (ii) pays annual fees of approximately $15,000 for taxation services and (iii) reimburses PFPC for out-of-pocket expenses. Administration fees for the year ended October 31, 2004 amounted to $139,525, of which $50,936 was payable at October 31, 2004.

Charles Schwab & Co., Inc. (the “Distributor”), the principal subsidiary of Schwab, serves as the Company’s distributor for the offering of units. The Investment Adviser paid the Distributor from its own assets an amount equal to 0.02% of the total of all subscriptions received in the offering. The Investment Adviser or an affiliate will pay the Distributor an on-going fee for the sale of units and the provision of ongoing investor services in an amount equal to the annual rate of 0.45% of the average quarterly net asset value of all outstanding units held by investors introduced to the Company by the Distributor through the fifth anniversary of the final subscription closing date and at the annual rate of 0.22% thereafter, subject to elimination upon all such fees totaling 6.5% of the gross proceeds received by the Company from the offering. The Investment Adviser paid the Distributor $732 in fees for the year ended October 31, 2004.

Each member of the Board of Managers receives $7,000 annually, $2,000 per meeting attended and is reimbursed for expenses incurred for attending meetings. No person who is an officer, manager or employee of U.S. Trust Corporation, or its subsidiaries, who serves as an officer, manager or employee of the Company receives any compensation from the Company. For the year ended October 31, 2004, the Board of Managers’ fees totaled $68,000, all of which was still payable at October 31, 2004.

As of October 31, 2004, Excelsior Venture Investors III, LLC had an investment in the Company of $73,691,035. This represents an ownership interest of 63.48% in the Company.

See Note 9 — Subsequent Events.

Note 3 — Purchases and Sales of Securities

Excluding short-term investments, the Company had $16,483,800 in purchases and $8,205,129 in sales of securities for the year ended October 31, 2004.

Note 4 — Commitments

As of October 31, 2004, the Company had outstanding investment commitments totaling $18,975,339.

Note 5 — Transactions with Affiliated Companies

An affiliated company is a company in which the Company has ownership of more than 5% of the voting securities. The Company did not receive dividend income from affiliated companies during the year ended October 31, 2004. Transactions with companies, which are or were affiliates were as follows:

				For the Year Ended October 31, 2004
Name of Investment	Shares/ Principal Amount Held at October 31, 2003	October 31, 2003 Value	Purchases/ Conversion Acquisitions	Sale/ Conversion Proceeds	Interest Received	Realized Gain (Loss)	Shares/ Principal Amount Held at October 31, 2004	October 31, 2004 Value (Note 1)
Controlled Affiliates
Pilot Software Inc., Series A Preferred	20,000,000	$4,000,000	$—	$—	$—	$—	20,000,000	$4,000,000
Pilot Software Inc., Bridge Note, 9%	—	—	750,000	—	9,062	—	750,000	750,000
Datanautics Inc., Series A Preferred	—	—	4,000,000		—	—	19,995,000	4,000,000
Datanautics, Inc., Promissory Note 3%	4,000,000	4,000,000	—	(4,000,000)	—	—	—	—

Total Controlled Affiliates		$8,000,000	$4,750,000	$(4,000,000)	$9,062	$—		$8,750,000
Non Controlled Affiliates
Adeza Biomedical Corp., Series 5 Preferred	647,948	$3,000,000	$—	$—	$—	$—	647,948	$3,000,000
Ancile Pharmaceuticals, Inc. Series D Preferred	2,419,355	—	—	—	—	(3,000,000)	—	—
Ancile Pharmaceuticals, Inc. Bridge Note 6%	$850,000	—	—	—	—	(850,000)	—	—
Ancile Pharmaceuticals, Inc. Warrants	2	—	—	—	—	—	—	—
Archemix Corporation, Series A Preferred	1,314,285	1,314,285	685,714	—	—	—	1,999,999	1,999,999
Archemix Corporation, Series B Preferred	—	—	466,666	—	—	—	466,666	466,666
Cenquest, Inc., Series 2 Preferred	4,425	—	—	—	—	—	4,425	—
Chips & Systems, Inc., Series A Preferred	—	—	3,500,000	—	—	—	7,000,000	3,500,000
Ethertronics Inc., Series B Preferred	3,766,666	5,650,000	1,000,000	—	—	—	4,433,333	6,650,000
Ethertronics Inc., Warrants	281,667	—	—	—	—	—	281,667	—
Genoptix, Inc., Series B-1 Preferred	942,481	1,253,500	—	—	—	—	942,481	1,253,500
Genoptix, Inc., Series B-2 Preferred	826,823	734,851	515,148	—	—	—	1,403,696	1,250,000
Genoptix, Inc., Series C Preferred	—	—	277,089	—	—	—	310,290	277,089
Genoptix, Inc., Common Stock	46,860	—	—	—	—	—	46,860	—

				For the Year Ended October 31, 2004
Name of Investment	Shares/ Principal Amount Held at October 31, 2003	October 31, 2003 Value	Purchases/ Conversion Acquisitions	Sale/ Conversion Proceeds	Interest Received	Realized Gain (Loss)	Shares/ Principal Amount Held at October 31, 2004	October 31, 2004 Value (Note 1)
Gyration, Inc., Series C-2 Preferred	1,523,810	$4,000,000	$—	$(5,290,579)	$—	$1,290,579	—	$—
Gyration, Inc., Bridge Note 12%	—	—	2,797,200	(2,797,200)	6,658	—	—	—
Gyration, Inc., Warrant	—	—	2,800	(2,800)	—	—	—	—
LightConnect, Inc., Series B Preferred	4,330,504	948,563	—	—	—	—	4,330,504	5,000,000
LightConnect, Inc., Series C Preferred	12,292,441	992,000	—	—	—	—	12,292,441	992,000
LogicLibrary, Inc., Series A Preferred	5,914,488	2,704,226	704,225	—	—	—	7,454,720	3,408,450
MIDAS Vision Systems, Inc., Series A-1 Preferred	933,593	—	—	—	—	—	933,593	—
MIDAS Vision Systems, Inc., Common Stock	157,396	—	—	—	—	—	157,396	—
Monterey Design Systems, Inc., Common Stock	708,955	—	—	—	—	—	708,955	—
Monterey Design Systems, Inc., Series 2 Preferred	3,333,333	5,400,000	—	—	—	—	3,333,333	600,000
NanoOpto Corp., Series A-1 Preferred	956,234	604,259	—	—	—	—	956,234	—
NanoOpto Corp., Series B Preferred	558,295	888,244	1,048,656	—	—	—	3,023,399	1,655,118
NetLogic Microsystems, Inc., Series D Preferred	1,538,461	5,000,000	—	(5,000,000)	—	—	—	—
NetLogic Microsystems, Inc., Common Stock	—	—	5,000,000	—	—	—	384,615	1,706,922
OpVista, Inc., Series B Preferred	5,333,333	1,500,000	—	—	—	—	5,333,333	—
OpVista, Inc., Series C Preferred	12,671,059	5,000,000	—	—	71	—	12,671,059	5,000,000
Senomyx, Inc., Series E Preferred	517,260	1,500,000	—	(1,500,000)	—	—	—	—
Senomyx, Inc., Common Stock	—	—	1,500,000	—	—	—	428,572	2,976,005
Silverback Systems, Inc., Series B-1 Preferred	2,211,898	450,052	—	—	—	—	2,211,898	450,051
Silverback Systems, Inc., Series C Preferred	30,927,835	3,965,564	333,333	—	—	—	34,364,257	4,298,896
Tensys Medical, Inc., Series C Preferred	4,166,667	5,000,000	—	—	—	—	4,166,667	5,000,000
Tensys Medical, Inc., Series D Preferred	—	—	1,425,000	—	—	—	1,187,500	1,425,000
Virtual Silicon Technology, Inc., Series C Preferred	3,096,551	5,000,000	—	—	—	—	3,096,551	5,000,000

				For the Year Ended October 31, 2004
Name of Investment	Shares/ Principal Amount Held at October 31, 2003	October 31, 2003 Value	Purchases/ Conversion Acquisitions	Sale/ Conversion Proceeds	Interest Received	Realized Gain (Loss)	Shares/ Principal Amount Held at October 31, 2004	October 31, 2004 Value (Note 1)
Virtual Silicon Technology, Inc., Bridge Note	—	$—	$88,738	$—	$—	$—	88,738	$88,738

Total Non Controlled Affiliates		$54,905,543	$19,344,569	$14,590,579	$6,729	$(2,559,421)		$55,998,434

Note 6 — Pending Litigation

The Investment Adviser was contacted in September, 2003 by the Office of the New York State Attorney General (the “NYAG”), and the Securities and Exchange Commission (the “SEC”) and later by the Attorney General of the State of West Virginia in connection with their investigations of practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares (the “Investigations”). The Investment Adviser has been providing full cooperation with respect to these Investigations and continues to review the facts and circumstances relevant to the Investigations. As disclosed previously by the Investment Adviser and its affiliates, with respect to the Investment Adviser, these investigations have been focusing on circumstances in which a small number of parties were permitted to engage in short-term trading of certain mutual funds managed by the Investment Adviser. The short-term trading activities permitted under these arrangements have been terminated and the Investment Adviser has strengthened its policies and procedures to deter frequent trading.

The Investment Adviser, and certain of its affiliates, has also been named in five class action lawsuits which allege that the Investment Adviser, certain of its affiliates, and others allowed certain parties to engage in illegal and improper mutual fund trading practices, which allegedly caused financial injury to the shareholders of certain mutual funds managed by the Investment Adviser. The Investment Adviser and certain affiliates have also been named in two derivative actions alleging breach of fiduciary duty in relation to allegedly illegal and improper mutual fund trading practices.

While the ultimate outcome of these matters cannot be predicted with any certainty at this time, based on currently available information, the Investment Adviser believes that the pending Investigations and private lawsuits are not likely to materially affect the Investment Adviser’s ability to provide investment management services to the Company. The Company is not a subject of the Investigations nor party to the lawsuits described above.

Note 7 — Guarantees

In the normal course of business, the Company enters into contracts that provide general indemnifications. The Company’s maximum exposure under these agreements is dependent on future claims that may be made against the Company, and therefore cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

Note 8 — Contingent Liabilities

The Company has entered into an agreement with Pilot Software Inc. (“Pilot”), a controlled affiliate of the Company, in which the Company agreed to lend up to $1,000,000 to Pilot. During the year ended October 31, 2004, the Company loaned $750,000 to Pilot. At October 31, 2004, the Company is obligated to loan the remaining $250,000 to Pilot. The loan has an interest rate of 9% and matures on April 22, 2005. At October 31, 2004, the fund had interest receivable on the loan in the amount of $9,062.

Note 9 — Subsequent Events

On November 23, 2004, the Company engaged Deloitte & Touche, LLP (“D&T”) as the Company’s independent public accountants for the fiscal year ended October 31, 2004, replacing Ernst & Young LLP (“E&Y”), the Company’s prior independent public accountants. E&Y was terminated by the Company on October 28, 2004 as a result of concerns regarding their independence at the time of issuance of their report on the Company’s October 31, 2003 financial statements. These concerns are the result of certain real estate consulting services performed by E&Y on a contingent fee basis for Charles Schwab & Co., Inc., an affiliate of the Company’s Adviser.

On December 16, 2004, Charles Schwab Corporation (“Schwab”) entered into an agreement with the Company and other funds managed by the Adviser whereby Schwab will fund a reserve account to be held by the Adviser or its affiliate. This reserve account was established so that the Company and other funds managed by the Adviser will be able to draw upon it to pay in full all costs incurred related to the termination of E&Y. This agreement was executed in order to ensure that these costs related to the termination of E&Y are not borne by the Company, the other funds managed by the Adviser or their respective shareholders. Schwab is an affiliate of the Company’s Adviser. In consideration of the funding of the reserve account, the Company and the other funds managed by the Adviser subrogated all of their claims, causes of action and rights against E&Y for payment of these expenses to Schwab.

As a result of the agreement with Schwab, the Company has recorded a reimbursement amount of $99,275 in the Statement of Operations for the year ended October 31, 2004 as a reduction of expenses. This $99,275 amount reflects the reimbursement of certain expenses recorded in the Statement of Operations for the year ended October 31, 2004 which relate to termination of E&Y costs paid and accrued. These costs include legal fees, audit fees (related to re-audit by D&T), and Board of Managers’ fees and expenses of $14,000, $77,275, and $8,000, respectively.

In November of 2004, the Company purchased Series D Preferred shares of Opvista, Inc. for $1,058,000.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Members and Board of Managers of

Excelsior Venture Partners III, LLC

We have audited the accompanying statement of assets and liabilities of Excelsior Venture Partners III, LLC (which was formerly known as Excelsior Private Equity Fund III, LLC, the “Fund”), including the portfolio of investments, as of October 31, 2004, and the related statements of operations and cash flows for the year then ended and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended October 31, 2002 and for the period April 5, 2001 (commencement of operations) to October 31, 2002 were audited by other auditors whose report, dated December 17, 2002, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, with the custodian and the management of the private investment funds; where responses were not received for the private investment funds, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 1(A), the financial statements include investment securities valued at $65,522,013 as of October 31, 2004, representing 56.45% of net assets, whose values have been estimated by the Investment Advisor, under the supervision of the Board of Managers, in the absence of readily ascertainable market values. We have reviewed the procedures used by the Investment Advisor in preparing the valuations of investment securities and have inspected the underlying documentation, and in the circumstances we believe the procedures are reasonable and the documentation appropriate. However, in the case of those securities with no readily ascertainable market value, because of the inherent uncertainty of valuation, the Investment Advisor’s estimate of values may differ significantly from the values that would have been used had a ready market existed for the securities and the differences could be material.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Excelsior Venture Partners III, LLC as of October 31, 2004, the results of its operations and its cash flows for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

New York, New York

December 28, 2004

Excelsior Venture Partners III, LLC

Fund Management (Unaudited)

Information pertaining to the Board of Managers of the Company is set forth below.

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Manager

Disinterested Managers

Mr. Gene M. Bernstein, 57 United States Trust Company of New York 114 West 47th Street New York, NY 10036	Manager and Member of the Audit and Valuation Committees	Since Company inception	Director of NIC Holding Corp; Dean of the Skodneck Business Development Center at Hofstra University from 2000-2001; prior to that Mr. Bernstein was President and Vice Chairman at Northville Industries, a petroleum marketing, distribution, trading and storage company and wholly-owned subsidiary of NIC Holding Corp. Mr. Bernstein serves as a director or manager of Excelsior Private Equity Fund II, Inc., Excelsior Venture Partners III, LLC, Excelsior Venture Investors III, LLC and the Excelsior Directional Hedge Fund of Funds, LLC.	4

Mr. Victor F. Imbimbo, 52 United States Trust Company of New York 114 West 47th Street New York, NY 10036	Manager and Member of the Audit and Valuation Committees	Since Company inception	Since October 2002, Mr. Imbimbo has been head of healthcare marketing in the United States for TBWA, a global marketing agency. Prior to this, he was with Bedrock Communications, Inc., a consulting company addressing the merger of traditional and digital communications solutions. Mr. Imbimbo serves as a director or manager of Excelsior Private Equity Fund II, Inc., Excelsior Venture Partners III, LLC, Excelsior Venture Investors III, LLC and the Excelsior Directional Hedge Fund of Funds, LLC.	4

Mr. Stephen V. Murphy, 59 United States Trust Company of New York 114 West 47th Street New York, NY 10036	Manager and Member of the Audit and Valuation Committees	Since Company inception	President of S.V. Murphy & Co., an investment banking firm. Mr. Murphy serves as a director or manager of Excelsior Private Equity Fund II, Inc., Excelsior Venture Partners III, LLC, Excelsior Venture Investors III, LLC and the Excelsior Directional Hedge Fund of Funds, LLC.	4

Interested Manager

Mr. John C. Hover II, 61 United States Trust Company of New York 114 West 47th Street New York, NY 10036	Manager and Chairman of the Board	Since Company inception	Executive Vice President of U.S. Trust (retired since 1998). Mr. Hover serves as chairman of the board of directors or managers of Excelsior Private Equity Fund II, Inc., Excelsior Venture Partners III, LLC and Excelsior Venture Investors III, LLC.	3*

*	In addition to Portfolios in the Fund Complex, Mr. Hover also serves on the board of directors of Tweedy, Brown Fund, Inc. None of the Company’s other managers serve as a director for any public company outside the Fund Complex.

Mr. Hover is considered an “interested person”, as defined by the 1940 Act, of the Company due to the fact that he holds securities of The Charles Schwab Corporation, a parent company of the investment adviser.

Excelsior Venture Partners III, LLC

Fund Management (Unaudited) — (continued)

Information pertaining to the officers of the Company is set forth below.

Name, Address and Age	Position(s) Held with the Company	Length of Time Served	Principal Occupation During Past Five Years
Mr. Robert Aufenanger, 51 U.S. Trust Company 225 High Ridge Road Stamford, CT 06905	Treasurer	Since April, 2003	Senior Vice President, U.S. Trust; prior to U.S. Trust, Mr. Aufenanger worked as a consultant to various clients in the fund industry and prior to this was Chief Financial Officer for Icon Holdings Corp.

Ms. Cynthia Englert, 40 U.S. Trust Company 225 High Ridge Road Stamford, CT 06905	Chief Administrative Officer and Secretary	Since September, 2001	Vice President, U.S. Trust; prior to U.S. Trust, Ms. Englert held positions in finance at Whitney & Co. and Greenwich Capital Markets, Inc.

Mr. Lee A. Gardella, 37 U.S. Trust Company 225 High Ridge Road Stamford, CT 06905	Vice President	Since Company inception	Senior Vice President, U.S. Trust

Mr. Douglas A. Lindgren, 43 U.S. Trust Company 225 High Ridge Road Stamford, CT 06905	President and Chief Executive Officer	Since Company inception	Managing Director, U.S. Trust

Mr. Raghav V. Nandagopal, 42 U.S. Trust Company 225 High Ridge Road Stamford, CT 06905	Vice President	Since Company inception	Senior Vice President, U.S. Trust; prior to U.S. Trust, Mr. Nandagopal held positions at McKinsey & Company and AT&T Capital

Ms. Sharon Davison, 50 U.S. Trust Company 114 W. 47th Street New York, NY 10036	Chief Compliance Officer	Since October, 2004	Director of Securities & Corporate Compliance, U.S. Trust Co; prior to U.S. Trust, Ms. Davison served as Director of Special Investigations at the New York Stock Exchange and as Senior Counsel in the Division of Market Surveillance at the New York Stock Exchange

All officers of the Company are employees and/or officers of the Managing Investment Adviser.

Officers of the Company are elected by the managers and hold office until they resign, are removed or are otherwise disqualified to serve.

Alternative investments are sold to qualified investors only by a Confidential Offering Memorandum. An investment in an alternative investment fund is speculative and should not constitute a complete investment program. The information presented in the annual letter is current as of the date noted, is for information purposes only and does not constitute an offer to sell or a solicitation of an offer to buy interests in any fund. This is not, and under no circumstances is to be construed as, an offer to sell or a solicitation to buy any of the securities or investments referenced, nor does this information constitute investment advice or recommendations with respect to any of the securities or investments used. Past performance is no guarantee of future results. U.S. Trust and its affiliates are wholly owned subsidiaries of The Charles Schwab Corporation. Additional information is available upon request.

The SAI (or Statement of Additional Information) includes additional information about the managers of the Company and is available, without charge, upon request by calling (800) 647-6972.

Item 2. Code of Ethics.

As of the end of the period, October 31, 2004, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its principal executive officer, the principal financial officer and any other officers who serve a similar function. A copy of the code of ethics is filed as Exhibit 10(a)(1) to this Form N-CSR. The registrant has not made any amendment to its code of ethics during the covered period. The registrant has not granted any waivers from the provisions of the code of ethics during the covered period.

Item 3. Audit Committee Financial Expert.

Stephen Murphy is the audit committee financial expert and is “independent,” pursuant to the general instructions on Form N-CSR Item 3.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $12,000 for 2003 and $35,000 for 2004.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2003 and $0 for 2004.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,000 for 2003 and $0 for 2004.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2003 and $0 for 2004.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee (the “Committee”) has oversight responsibility for determining the qualification and independence of the registrant’s independent auditors, as well as the pre-approval policies and procedures. In discharging its responsibilities in this area, the Committee:

•	evaluates the independence of the registrant’s independent auditors and receives the auditors’ specific representations as to their independence;

•	to the extent required by applicable law, pre-approves: (i) all audit and non-audit services that the registrant’s independent auditors provide to the registrant, and (ii) all non-audit services that the registrant’s independent auditors provide to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant;

•	reviews reports prepared by the registrant’s independent auditors detailing the fees paid to the registrant’s independent auditors for: (i) audit services (includes all services necessary to perform an audit, services provided in connection with statutory and regulatory filings or engagements and other services generally provided by independent auditors, such as comfort letters, statutory audits, attest services, consents and assistance with, and review of, documents filed with the Securities and Exchange Commission (“SEC”); (ii) audit-related services (covers assurance and due diligence services, including, employee benefit plan audits, due diligence related to mergers and acquisitions, consultations and audits in connection with acquisitions, internal control reviews and consultations concerning financial accounting and reporting standards); (iii) tax services (services performed by a professional staff in the accounting firm’s tax division, except those services related to the audit, including tax compliance, tax planning and tax advice); and (iv) other services (includes financial information systems implementation and design);

•	ensures that the registrant’s independent auditors prepare and deliver annually to the Committee a written statement (the “Auditors’ Statement”) describing: (i) the auditors’

internal quality control procedures; (ii) any material issues raised by the most recent internal quality control review or peer review of the auditors, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues; and (iii) all relationships between the independent auditors and the registrant, including each non-audit service provided to the registrant and the matters set forth in Independence Standards Board No. 1;

•	receives and reviews periodic written reports or updates from the registrant’s independent auditors regarding any: (i) critical accounting policies to be used; (ii) alternative accounting treatments that have been discussed with the registrant’s management along with a description of the ramifications of the use of such alternative treatments and the treatment preferred by the independent auditors; (iii) material written communications between the auditor and management of the registrant; and (iv) all non-audit services provided to any entity in the registrant’s investment registrant complex that were not pre-approved by the Committee;

•	reviews and evaluates the qualifications, performance and independence of the lead partner of the registrant’s independent auditors;

•	requires the registrant’s independent auditors to report any instance of an audit partner of those auditors earning or receiving compensation based on that partner procuring engagements with the registrant to provide any services other than audit, review or attest services.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	not applicable because no services were provided

(c)	100%

(d)	not applicable because no services were provided

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $854,003 for 2003 and $4,048,948 for 2004.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. See Note 6 to the Financial Statements of the registrant in the Annual Report filed in response to Item 1 above.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Schedule of Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are filed as an Exhibit.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not yet applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant last submitted a response to this item.

Item 11. Controls and Procedures

(a)	It is the conclusion of the persons that perform similar functions as registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures have been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the persons that perform similar functions as registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11. Exhibits.

(a)(1)	Code of ethics that is the subject of disclosure required by Item 2 as filed as Exhibit Ex-99.CODE ETH to the registrant’s report on Form N-CSR for the fiscal year ended October 31, 2003 is incorporated by reference.

Proxy voting policy that is the subject of disclosure required by Item 7 as filed as Exhibit EX-99.10C to the registrant’s report on Form N-CSR for the fiscal year ended October 31, 2003 is incorporated by reference.

(a)(2)	Separate certifications for the registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Exhibit 99.CERT.

(a)(3)	Not applicable.

(b)	Certifications for the registrant’s principal executive officer and principal financial officer, as required by Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as Exhibit 99.906. CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Excelsior Venture Investors III, LLC

By (Signature and Title)	/s/ Douglas A. Lindgren
Douglas A. Lindgren
Chief Executive Officer
(principal executive officer)

Date: January 7, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Douglas A. Lindgren
Douglas A. Lindgren
Chief Executive Officer
(principal executive officer)

Date: January 7, 2004

By (Signature and Title)	/s/ Robert F. Aufenanger
Robert F. Aufenanger
Treasurer
(principal financial officer)

Date: January 7, 2004